Convertible Debentures	6 Months Ended
Jun. 30, 2019
Convertible Debentures [Abstract]
CONVERTIBLE DEBENTURES

NOTE 6 - CONVERTIBLE DEBENTURES

On April 9, 2019, the Company entered into a Securities Purchase Agreement (the “Agreement”) with certain lenders (“Lenders”), according to which the Company obtained a convertible loan in an aggregate amount of $6 million (“Transaction Price”), for the issuance of convertible debentures (“Convertible Debentures”, or “Debentures”) and 2,926,830 warrants (“Warrants”) to purchase 2,926,830 ADSs. The first tranche of the loan, in the amount of $1 million was received during April 2019, and the second tranche, in the amount of $5 million, was received during June 2019.

The Convertible Debentures have an 18-month term from issuance and bear interest at 8% per annum payable quarterly in cash or ADSs. The Debentures initial conversion rate was set to $2.05 per ADS, and then was reset to $1.65 following triggering an adjustment mechanism that was agreed upon in the Agreement. The conversion price will be reset, but not below $0.40 per ADS, if there is a subsequent issuance of the Company’s securities below the conversion price, to the price of the subsequent issuance, and the Debentures contain other customary anti-dilution features, with the Black-Scholes value of the Debentures payable upon the occurrence of a fundamental transaction. The Company can redeem the Debentures after the Effective Date (as defined in the Agreement) upon 20 trading days prior notice to the Lenders at 120% of the principal amount of the Debentures, plus accrued interest.

The Warrants have an exercise price per ADS of $2.3575, a 5-year term and will be exercisable for cash or on a cashless basis if no resale registration statement is available for resale of the ADSs issuable upon exercise. The exercise price will be reset, but not below $0.40, if within 18-month from the issuance there is a subsequent issuance of the Company’s securities below the exercise price, to the price of the subsequent issuance, and the Warrants contain other customary anti-dilution features, with the Black-Scholes value of the Warrants payable upon the occurrence of a fundamental transaction.

The Lenders were granted a 12-month participation right in a subsequent financing, up to the amount equal to 50% of the subsequent financing. The Lenders have a right to purchase additional Debentures on the same terms until 6 months from the Effective Date (“Green-Shoe Option”).

For accounting purposes, these financial instruments were classified as long-term financial liabilities in the condensed consolidated statement of financial position as of June 30, 2019 (the Warrants and Green-Shoe Option as “derivative financial instruments” and the Debentures as “convertible debenture”). The Convertible Debentures were designated at fair value through profit or loss, given the conversion option derivative embedded in such instrument. Changes in the Company’s own credit risk from the date of initial recognition are negligible. The Warrants and Green-Shoe Option are derivative financial instruments measured at fair value through profit or loss. These financial liabilities were initially recognized at fair value, adjusted to defer the difference between the fair value at initial recognition and the Transaction Price (“day 1 loss”). These financial liabilities are measured at fair value in each period-end while unrecognized day 1 loss is amortized over the contractual life of each instrument.

During June 2019, the Lenders were issued 346,428 ADSs upon conversion of Debentures, and as a result, a net amount of $224 thousand was classified to equity. As of June 30, 2019, the convertible debentures and the derivative financial instruments totaled to $2,527 thousand and $1,327 thousand, respectively. See also note 11 for subsequent events occurred after the balance sheet date.